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EXHIBIT 99.1

                                                                    NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE

                 HIENERGY TECHNOLOGIES, INC. ANNOUNCES DECISION
       TO SEEK BANKRUPTCY PROTECTION TO ADDRESS FINANCIAL AND OPERATIONAL
                                   CHALLENGES

IRVINE, CA, MARCH 10, 2007 - HIENERGY TECHNOLOGIES, INC. (OTCBB: HIET) announced today that its Board of Directors authorized the Company and its subsidiaries to file for voluntary protection under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California. Today's action was taken in order to protect the Company's operations and assets while it works to resolve its financial and business challenges and was approved unanimously by the Directors in attendance.

"While the decision to seek court protection was not an easy one, the Board of Directors determined that it was the best means of addressing our business and financial challenges. We also believe it is in the best interests of both HiEnergy and its creditors that we be afforded the time and protection necessary to stabilize the Company and to develop a long-term plan that will enable HiEnergy to meet those challenges," stated William A. Nitze, Chairman of HiEnergy Technologies.

The Company also announced that it is currently seeking debtor-in-possession
(DIP) financing, which, subject to court approval, would be available to fund its continued operations under a plan of reorganization. As referenced in the Company's public filings, most recently in the quarterly report on Form 10-QSB for the period ending October 31, 2006, as filed with the Securities and Exchange Commission (SEC) on December 20, 2006, there can be no assurance that it will be successful in securing the appropriate financing in a timely fashion.

The Company does not expect that it will timely file its quarterly report for the period ended January 31, 2007 by the anticipated deadline. The Company intends to announce any notice of delisting, upon which it will evaluate the trading of its common stock in the pink sheets.

Additional information about HiEnergy's filing and possible reorganization will be made available in subsequent releases and on the Company's Web site at http://www.hienergyinc.com.

ABOUT HIENERGY TECHNOLOGIES, INC.

HiEnergy Technologies, Inc. is the creator of the world's first "stoichiometric" diagnostic devices that can effectively decipher the chemical composition of unknown substances through metal or other barriers, almost instantly and without human intervention. HiEnergy's Atometer(TM) devices incorporate a proprietary interrogation process which activates a selected target with neutrons causing the contents to emit back gamma rays that contain unique signatures from which the chemical formulas are derived (www.hienergyinc.com).

FORWARD-LOOKING STATEMENT

CERTAIN STATEMENTS MADE IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE EXPECTED RESULTS DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE AND MAY BE INDICATED BY WORDS OR PHRASES SUCH AS "ANTICIPATE," "ESTIMATE," "PLANS," "EXPECTS," "PROJECTS," "SHOULD," "WILL," "BELIEVES," OR "INTENDS" AND SIMILAR WORDS AND PHRASES. THERE ARE A NUMBER OF FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS DESCRIBED IN THE COMPANY'S FORWARD-LOOKING STATEMENTS.


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THERE CAN BE NO ASSURANCE THAT THE COMPANY'S RESTRUCTURING WILL BE SUCCESSFUL.
RISK FACTORS RELATED TO ITS RESTRUCTURING EFFORTS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN; THE COMPANY'S ABILITY TO OBTAIN COURT APPROVAL FOR ITS DIP FACILITY; COURT APPROVAL OF THE COMPANY'S MOTIONS FILED WITH THE BANKRUPTCY COURT FROM TIME TO TIME; THE ABILITY OF THE COMPANY TO OPERATE UNDER THE TERMS OF THE COMPANY'S DIP FACILITY; THE ABILITY OF THE COMPANY TO DEVELOP, CONFIRM AND CONSUMMATE PLANS OF REORGANIZATION; RISKS ASSOCIATED WITH THIRD PARTIES SEEKING AND OBTAINING COURT APPROVAL TO TERMINATE OR SHORTEN PLANS OF REORGANIZATION, FOR THE APPOINTMENT OF A CHAPTER 11 TRUSTEE OR TO CONVERT THE CASES TO CHAPTER 7 CASES; THE POTENTIAL ADVERSE IMPACT OF THE CHAPTER 11 CASES ON THE COMPANY'S LIQUIDITY AND RESULTS OF OPERATIONS; THE ABILITY OF THE COMPANY TO OBTAIN AND MAINTAIN TRADE CREDIT AND SHIPMENTS AND TERMS WITH VENDORS AND SERVICE PROVIDERS FOR FUTURE ORDERS; THE COMPANY'S ABILITY TO MAINTAIN CONTRACTS THAT ARE CRITICAL TO ITS OPERATIONS; THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN CUSTOMERS; THE ABILITY OF THE COMPANY TO ATTRACT, MOTIVATE AND RETAIN KEY EXECUTIVES AND ASSOCIATES; AND POTENTIAL ADVERSE PUBLICITY. IN ADDITION, THE COMPANY FACES A NUMBER OF RISKS WITH RESPECT TO ITS CONTINUING BUSINESS OPERATIONS, INCLUDING BUT NOT LIMITED
TO: THE COMPANY'S ABILITY TO EXECUTE ITS STRATEGIC INITIATIVES, INCLUDING EXPENSE REDUCTION AND ABILITY TO FUND ITS LICENSING INITIATIVES; THE COMPANY'S ABILITY TO INCREASE REVENUES.

PLEASE REFER TO DISCUSSIONS OF THESE AND OTHER FACTORS IN THIS NEWS RELEASE, IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED APRIL 30, 2006, THE QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED OCTOBER 31, 2006, AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE OF SUCH STATEMENTS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.